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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:  October 1, 1997



                         TURBOSONIC TECHNOLOGIES, INC.
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              (Exact name of Registrant as specified in charter)


    Delaware                        0-21832                     13-1949528
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  (State or other            (Commission File No.)            (IRS Employer
  jurisdiction of                                              Identification
  incorporation)                                               Number



11 Melanie Lane, East Hanover, New Jersey                07936
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (973) 884-4388
                                                     --------------


Sonic Environmental Systems, Inc.
141 New Road, Parsippany, New Jersey  07054
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(Former name or former address, if changed since last report)



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Item 3.  Bankruptcy or Receivership

          As reported in Registrant's Current Report on Form 8-K, dated July 29, 1997, on July 3, 1997 the United States Bankruptcy Court for the District of New Jersey confirmed Registrant's first amended plan of reorganization, as modified (the "Plan").

          The Plan, among other matters, called for Registrant's consolidation (the "Consolidation") with Turbotak Technologies, Inc. ("Turbotak"), a privately-owned Canadian company engaged in the design, manufacture and servicing of air pollution control equipment, to form a company to be called TurboSonic Technologies, Inc. ("TurboSonic").

          The Consolidation was consummated on August 27, 1997 following the approval by Turbotak's shareholders of a plan of arrangement under Section 182 of the Ontario Business Corporations Act among Registrant, Registrant's wholly owned subsidiary, Sonic Canada, Inc. ("Sonic Canada") and Turbotak. Such approval was required by the terms of a Combination Agreement dated as of July 1, 1997 among Registrant, Sonic Canada and Turbotak.

          Upon the effectiveness of the Combination, Registrant changed its name to "TurboSonic Technologies, Inc." and all then outstanding shares of Registrant's Common Stock, as well as all then outstanding options and warrants to purchase shares of Registrant's Common Stock, were extinguished. The holders of then outstanding shares of Registrant's Common Stock thereupon became entitled to receive approximately 0.1328 of a share of TurboSonic Common Stock for each one share of Registrant's Common Stock held immediately prior to the effectiveness of the Combination.

          Following consummation of the Combination, Turbotak's shareholders, collectively, beneficially owned 82% of Registrant's then issued and outstanding shares of Common Stock, Registrant's former stockholders, collectively, beneficially owned approximately 12.6% of such outstanding Common Stock and creditors and others, collectively, beneficially owned the remainder of such Common Stock.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements - Not Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits

               2.1 Combination Agreement dated as of July 1, 1997 (the "Combination Agreement") among Registrant, Sonic Canada and Turbotak.
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               2.2       Plan of Arrangement under Section 182 of the Ontario
                         Business Corporations Act of Registrant, Sonic Canada and Turbotak (Exhibit 2.1 to the Combination Agreement).

               2.3 Voting and Exchange Trust Agreement dated August 25, 1997 among Registrant, Sonic Canada and The Trust Company of Bank of Montreal (Exhibit 2.2 to the Combination Agreement).

               2.4 Support Agreement dated August 27, 1997 between Registrant and Sonic Canada (Exhibit 2.3 to the Combination Agreement).

               3.1 Certificate of Amendment to Registrant's Certificate of Incorporation.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 1, 1997        TURBOSONIC TECHNOLOGIES, INC.
                                           (registrant)



                              By: /s/Patrick Forde
                                  --------------------------------
                                  Patrick Forde
                                  Secretary

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